EXHIBIT 99.2


    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The accompanying unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2007 have been prepared from the unaudited condensed consolidated financial statements of the Company as of and for the nine months ended September 30, 2007. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 has been prepared from the audited consolidated financial statements of the Company for the year ended December 31, 2006.

         The Company completed the sale of its remaining Kentucky coal mines and related assets known as Straight Creek on March 31, 2008 to Xinergy Corp. ("Xinergy") for $11 million. Xinergy assumed $3.6 million of reclamation liabilities and $3.2 million of equipment related debt associated with the Straight Creek coal mines and related assets. The transaction also returns to the Company approximately $7.4 million in cash pledged to secure reclamation bonds and other commitments. The unaudited pro forma combined condensed consolidated financial statements have been prepared on a basis to reflect the transaction as if such transaction occurred as of January 1, 2006 for the statements of operations and as of September 30, 2007 for the balance sheet.

         The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale been completed as of the dates indicated and do not purport to project the financial condition or results of operations and cash flows for any future date or period.

         The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements as of and for the year ended December 31, 2006, including the notes thereto, included in the Company's Form 10-K for the year ended December 31, 2006 and the interim unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2007 included in the Company's Form 10-Q for the nine months ended September 30, 2007.

                               NATIONAL COAL CORP.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                            SEPTEMBER 30, 2007
                                                             -----------------------------------------------
                                                              HISTORICAL                PRO FORMA
                                                             ------------    -------------------------------
                                                               NATIONAL
                                                              COAL CORP.      ADJUSTMENTS        AS ADJUSTED
                                                             ------------    ------------       ------------
ASSETS
Current assets ...........................................   $  2,030,500    $ 17,576,330 (a)   $ 19,606,830
Accounts receivable ......................................      3,220,104            --            3,220,104
Inventory ................................................      2,447,479        (344,537)(b)      2,102,942
Prepaid and other current assets .........................      1,345,637         (79,931)(b)      1,265,706
                                                             ------------    ------------       ------------
Total current assets .....................................      9,043,720      17,151,862         26,195,582


Property, plant, equipment and mine development, net .....     54,047,385     (19,819,152)(b)     34,228,233
Deferred financing costs .................................      3,112,473            --            3,112,473
Restricted cash ..........................................     16,668,704      (7,155,830)(a)      9,512,874
Other non-current assets .................................        567,099        (161,560)(b)        405,539
                                                             ------------    ------------       ------------
Total assets .............................................   $ 83,439,381    $ (9,984,680)      $ 73,454,701
                                                             ============    ============       ============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities ......................................   $  3,989,038    $   (708,910)(b)   $  3,280,128
Current installments of obligations under capital leases .        177,081            --              177,081
Current portion of asset retirement obligations ..........        514,048        (341,307)(b)        172,741
Accounts payable and accrued expenses ....................     10,630,098            --           10,630,098
                                                             ------------    ------------       ------------
Total current liabilities ................................     15,310,265      (1,050,217)        14,260,048

Long-term debt, less current maturities, net of discount .     66,735,213      (2,023,939)(b)     64,711,274
Obligations under capital leases, less current
   installments ..........................................        101,336            --              101,336
Asset retirement obligations, less current portion .......      7,106,130      (4,164,073)(b)      2,942,057
Deferred revenue .........................................        713,662            --              713,662
Other non-current liabilities ............................        264,066            --              264,066
                                                             ------------    ------------       ------------
Total liabilities ........................................     90,230,672      (7,238,229)        82,992,443

Stockholders' deficit
   Series A convertible preferred stock, $.0001 par value;
   8% coupon; 1,611 shares authorized; 396.44 shares
   issued and outstanding at September 30, 2007. .........           --              --                 --
   Common stock, $.0001 per value; 80 million shares
   authorized; 20,688,277 shares issued and outstanding
   at September 30, 2007. ................................          2,069            --                2,069
Additional paid-in capital ...............................     58,499,904            --           58,499,904
Accumulated deficit ......................................    (65,293,264)     (2,746,451)(c)    (68,039,715)
                                                             ------------    ------------       ------------
Total stockholders' deficit ..............................     (6,791,291)     (2,746,451)        (9,537,742)
                                                             ------------    ------------       ------------
Total liabilities and stockholders' deficit ..............   $ 83,439,381    $ (9,984,680)      $ 73,454,701
                                                             ============    ============       ============


                             See accompanying notes.

                               NATIONAL COAL CORP.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006
                                (in U.S. dollars)


                                          YEAR ENDED DECEMBER 31, 2006
                                ------------------------------------------------
                                  HISTORICAL               PRO FORMA
                                -------------    ------------------------------
                                   NATIONAL
                                  COAL CORP.     ADJUSTMENTS (d)   AS ADJUSTED
                                -------------    -------------    -------------
Revenues
   Coal sales ...............   $  86,830,095    $  45,396,676    $  41,433,419
   Other revenues ...........         686,992          590,779           96,213
                                -------------    -------------    -------------
     Total revenues .........      87,517,087       45,987,455       41,529,632

Expenses

   Cost of sales ............      79,354,327       41,425,374       37,928,953
   Depreciation, depletion,
      amortization and
      accretion .............      15,362,829        6,143,424        9,219,405
   General and administrative       9,257,241             --          9,257,241
                                -------------    -------------    -------------
     Total operating expenses     103,974,397       47,568,798       56,405,599
                                -------------    -------------    -------------


Operating loss ..............     (16,457,310)      (1,581,343)     (14,875,967)
                                -------------    -------------    -------------

Other income (expense)
   Interest expense .........      (7,475,824)         (24,233)      (7,451,591)
   Other income (expense),
      net ...................         511,924          223,175          288,749
                                -------------    -------------    -------------
     Total other income
        (expense) ...........      (6,963,900)         198,942       (7,162,842)
                                -------------    -------------    -------------

Net loss ....................     (23,421,210)      (1,382,401)     (22,038,809)
                                -------------    -------------    -------------

Preferred stock dividend ....      (1,029,933)            --         (1,029,933)
                                -------------    -------------    -------------

Net loss attributable to
   common shareholders ......   $ (24,451,143)   $  (1,382,401)   $ (23,068,742)
                                =============    =============    =============

Basic net loss per common
   share ....................   $       (1.59)                    $       (1.50)
                                =============                     =============

Diluted net loss per common
   share ....................   $       (1.59)                    $       (1.50)
                                =============                     =============

Weighted average common
   shares ...................      15,346,799                        15,346,799
                                =============                     =============


                             See accompanying notes.

                               NATIONAL COAL CORP.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
                                (in U.S. dollars)


                                       NINE MONTHS ENDED SEPTEMBER 30, 2007
                                   --------------------------------------------
                                    HISTORICAL              PRO FORMA
                                   ------------    ----------------------------
                                     NATIONAL
                                    COAL CORP.      ADJUSTED (d)    AS ADJUSTED
                                   ------------    ------------    ------------
Revenues
   Coal sales ..................   $ 58,104,853    $ 25,589,971    $ 32,514,882
   Other revenues ..............        669,833         537,910         131,923
                                   ------------    ------------    ------------
     Total revenues ............     58,774,686      26,127,881      32,646,805

Expenses
   Cost of sales ...............     56,406,293      25,324,236      31,082,057
   Depreciation, depletion,
      amortization and
      accretion ................     11,340,326       3,347,687       7,992,639
   General and administrative ..      5,325,676            --         5,325,676
                                   ------------    ------------    ------------
      Total operating
        expenses ...............     73,072,295      28,671,923      44,400,372
                                   ------------    ------------    ------------

Operating loss .................    (14,297,609)     (2,544,042)    (11,753,567)
                                   ------------    ------------    ------------

Other income (expense)
   Interest expense ............     (6,515,214)        (24,136)     (6,491,078)
   Other income (expense),
      net ......................      1,204,096         245,094         959,002
                                   ------------    ------------    ------------
      Total other income
         (expense) .............     (5,311,118)        220,958      (5,532,076)
                                   ------------    ------------    ------------

Net loss .......................    (19,608,727)     (2,323,084)    (17,285,643)
                                   ------------    ------------    ------------

Preferred stock dividend .. ....       (342,737)           --          (342,737)

Preferred stock deemed
   dividend ....................     (1,710,139)           --        (1,710,139)
                                   ------------    ------------    ------------

Net loss attributable to
   common shareholders .........   $(21,661,603)   $ (2,323,084)   $(19,338,519)
                                   ============    ============    ============

Basic net loss per common
   share .......................   $      (1.12)                   $      (1.00)
                                   ============                    ============

Diluted net loss per
   common share ................   $      (1.12)                   $      (1.00)
                                   ============                    ============

Weighted average common
   shares ......................     19,263,128                      19,263,128
                                   ============                    ============


                             See accompanying notes.

                               NATIONAL COAL CORP.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The notes to the unaudited pro forma condensed consolidated financial statements that follow are intended to provide additional information regarding the effect of the pro forma adjustments on the unaudited pro forma condensed consolidated financials statements.

(a) Reflects the cash proceeds received in connection with the sale, net of estimated transaction costs and working capital adjustments, and the release of previously restricted cash related to reclamation bonds and other commitments.

(b)      Reflects the elimination of all assets and liabilities of the sale.

(c) Reflects the loss on the sale if it had occurred on September 30, 2007. The actual gain or loss to be recognized will be based on the carrying amounts of the assets sold and liabilities released on the date of the transaction and may be materially different than the loss noted herein. Based on preliminary estimates, National Coal Corp. anticipates a small gain will be recognized in the final accounting for the sale. The pro forma presentations included herein should not be relied upon as indicative of the actual gain or loss to be recorded.

(d) Reflects the elimination of all revenues and expenses of the Straight Creek coal mines and related assets.